SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 29, 2002              By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      July 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       50,000,000.00    27,291,563.10    6,864,147.43       74,801.63    6,938,949.06   0.00        0.00       20,427,415.67
A_2      138,500,000.00   120,167,794.85    6,132,020.44      219,306.23    6,351,326.67   0.00        0.00      114,035,774.41
A_3      180,750,000.00   180,750,000.00            0.00      941,406.25      941,406.25   0.00        0.00      180,750,000.00
A_4       45,000,000.00    39,043,687.85    1,992,353.21       74,508.37    2,066,861.58   0.00        0.00       37,051,334.64
A_5       50,000,000.00    43,381,875.40    2,213,725.79       97,247.70    2,310,973.49   0.00        0.00       41,168,149.61
A_R              100.00             0.00            0.00            0.00            0.00   0.00        0.00                0.00
M_1       54,000,000.00    54,000,000.00            0.00      145,800.00      145,800.00   0.00        0.00       54,000,000.00
M_2       32,750,000.00    32,750,000.00            0.00      111,622.92      111,622.92   0.00        0.00       32,750,000.00
BA         7,000,000.00     7,000,000.00            0.00       31,150.00       31,150.00   0.00        0.00        7,000,000.00
BF        10,000,000.00    10,000,000.00            0.00       50,000.00       50,000.00   0.00        0.00       10,000,000.00
P                100.00           100.00            0.00       87,635.76       87,635.76   0.00        0.00              100.00
TOTALS   568,000,200.00   514,385,021.20   17,202,246.87    1,833,478.86   19,035,725.73   0.00        0.00      497,182,774.33

A_IO     176,000,000.00   139,300,000.00            0.00      812,583.33      812,583.33   0.00        0.00      131,400,000.00
X_1      568,000,200.00   521,099,880.07            0.00            6.89            6.89   0.00        0.00      504,020,989.12
X_2                0.00             0.00            0.00            0.00            0.00   0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3      545.83126200   137.28294860       1.49603260     138.77898120          408.54831340    A_1    3.289000 %
A_2    22540VVV1      867.63750794    44.27451581       1.58343848      45.85795430          823.36299213    A_2    2.190000 %
A_3    22540VVW9    1,000.00000000     0.00000000       5.20833333       5.20833333        1,000.00000000    A_3    6.250000 %
A_4    22540VVX7      867.63750778    44.27451578       1.65574156      45.93025733          823.36299200    A_4    2.290000 %
A_5    22540VVY5      867.63750800    44.27451580       1.94495400      46.21946980          823.36299220    A_5    2.690000 %
A_R    22540VWA6        0.00000000     0.00000000       0.00000000       0.00000000            0.00000000    A_R    9.332849 %
M_1    22540VWB4    1,000.00000000     0.00000000       2.70000000       2.70000000        1,000.00000000    M_1    3.240000 %
M_2    22540VWC2    1,000.00000000     0.00000000       3.40833344       3.40833344        1,000.00000000    M_2    4.090000 %
BA     22540VWD0    1,000.00000000     0.00000000       4.45000000       4.45000000        1,000.00000000    BA     5.340000 %
BF     22540VWE8    1,000.00000000     0.00000000       5.00000000       5.00000000        1,000.00000000    BF     6.000000 %
P      22540VC26    1,000.00000000     0.00000000 ################ ################        1,000.00000000    P      9.332849 %
TOTALS                905.60711281    30.28563523       3.22795460      33.51358984          875.32147758

A_IO   22540VVZ2      791.47727273     0.00000000       4.61695074       4.61695074          746.59090909    A_IO   7.000000 %
X_1    22540VC34      917.42904328     0.00000000       0.00001213       0.00001213          887.36058389    X_1    0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                                July 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                              232,829.10
                 Group 2 Scheduled Principal                                              181,604.89

                 Principal Prepayments
                 Group 1 Principal Prepayments                                          5,246,486.23
                 Group 2 Principal Prepayments                                          8,493,682.24

                 Curtailments
                 Group 1 Curtailments                                                     221,589.20
                 Group 2 Curtailments                                                     518,258.40

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                              262.41
                 Group 2 Curtailment Adjustments                                              653.19

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                                -12.02
                 Group 2 Principal Adjustments                                                 61.31

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                 2,647,001.96
                 Group 1 Prepayment Period Interest                                         5,068.38
                 Group 2 Gross Interest                                                 2,586,519.27
                 Group 2 Prepayment Period Interest                                         6,776.37

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                 262,705,914.61
                 Group 2 Beginning Collateral Balance                                 258,379,462.51

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                    256,784,305.54
                 Group 2 Ending Collateral Balance                                    247,236,683.58

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                 109,460.80
                 Additional Servicing Fee - Prepayment Period                                 217.41
                 Group2 Servicing Fee - Collection Period                                 107,658.11
                 Additional Servicing Fee - Prepayment Period                                 291.97

Sec. 4.06(v)     Other Fees - Group 1
                 Trustee Fee                                                                1,204.07
                 Credit Risk Manager Fee                                                    3,831.13

                 Other Fees - Group 2
                 Trustee Fee                                                                1,184.24
                 Credit Risk Manager Fee                                                    3,768.03

                 FSA Premium                                                               13,629.14


Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                               43,463.60
                 Group2 Prepayment Penalties                                               44,171.38



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            July 25, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          50             1,848,426.04            0.72 %
                2 Month          34             1,254,789.08            0.49 %
                3 Month          19               687,965.20            0.27 %
                Total           103             3,791,180.32            1.48 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          68              4,989,674.02           2.02 %
                2 Month          32              2,202,574.59           0.89 %
                3 Month          48              3,328,001.96           1.35 %
                Total           148             10,520,250.57           4.26 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         118              6,838,100.06           1.36 %
                2 Month          66              3,457,363.67           0.69 %
                3 Month          67              4,015,967.16           0.80 %
                Total           251             14,311,430.89           2.85 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                36              987,715.39              0.38 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                18              1,431,262.88            0.58 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                54              2,418,978.27            0.48 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                2               83,001.93               0.03 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                3               217,744.84              0.09 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                5               300,746.77              0.06 %

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    26,214.97
                (2)                                                                                19,486.05
                (3)                                                                                14,971.15
                (4)                                                                                 4,571.26
                (5)                                                                                   359.94
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            July 25, 2002


Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    79,404.40
                (2)                                                                                89,179.58
                (3)                                                                                66,938.03
                (4)                                                                                31,874.44
                (5)                                                                                15,145.01
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(a)(x) REO Loans - Loan Level

Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

Sec.4.06(xii)  Realized Losses
               Realized Losses - Group I                                                          220,454.15
               Realized Losses - Group II                                                       1,948,518.90

Sec.4.06(xii)  Cumulative Realized Losses
               Cumulative Realized Losses - Group I                                               465,780.42
               Cumulative Realized Losses - Group II                                            2,353,848.23

Sec.4.06(xiii) Rolling Three Month Delinquency Rate                                                1.830852 %

Sec.4.06(xiv)  Amount on Deposit in Pre-Funding Accounts
               Group I                                                                                  0.00
               Group II                                                                                 0.00

               Capitalized Interest Requirement - Group I                                               0.00
               Capitalized Interest Requirement - Group II                                              0.00

Sec.4.06(xv)   Amount of Insured Payment                                                                0.00

               Prepayment Interest Shortfall Allocated to Class A-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class A-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class BA                                      0.00
               Prepayment Interest Shortfall Allocated to Class BF                                      0.00
               Prepayment Interest Shortfall Allocated to Class A-IO                                    0.00
               Prepayment Interest Shortfall Allocated to Class M-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class R                                       0.00
               Prepayment Interest Shortfall Allocated to Class M-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class P                                       0.00
               Total Prepayment Interest Shortfall Allocated                                            0.00


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
